UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 1, 2014
Date of Report (Date of earliest event reported)

RUBY TUESDAY, INC.
(Exact name of registrant as specified in its charter)

Georgia	1-12454	63-0475239
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

150 West Church Avenue
Maryville, Tennessee 37801
 (Address of Principal Executive Offices)

(865) 379-5700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instructions A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Pursuant to this Form 8-K, Ruby Tuesday reports the departure of its Senior Vice President, Chief Legal Officer and Secretary, Scarlett A. May, effective December 12, 2014.  Brian Wanamaker, Vice President and Assistant Secretary, has been appointed to serve as interim Chief Legal Officer and Assistant Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2014

RUBY TUESDAY INC.

By:	/s/ James J. Buettgen
James J. Buettgen
Chairman, President, and Chief Executive Officer